BGSF, Inc. Closes on Divestiture of Its
Professional Division in $99 Million All-Cash Deal

PLANO, TX / ACCESS Newswire / September 8, 2025 – BGSF, Inc. (NYSE: BGSF), (“BGSF” or “the Company”), a leading provider of workforce solutions for the specialized property management industry, today announced the closing of its previously announced divestiture of its Professional Division to INSPYR Solutions, a portfolio company of A&M Capital Partners, for cash of $99 million.

Interim Co-CEOs Kelly Brown and Keith Schroeder, in a joint statement, commented, “BGSF’s next chapter is exciting as we invest, with disciplined focus, on the continued geographical expansion of our property management solutions and continue to develop strategic initiatives to differentiate ourselves from our competitors. Our key imperatives are to strengthen BGSF’s unique specializations, mobilize our extensive talent pool to support the operational needs of our customers, and quickly scale and right-size the business to maintain financial strength and generate long-term shareholder value. We are also excited for our Professional team as they join INSPYR Solutions to help lead its next phase of growth and we wish them continued success on their journey.”

BGSF intends to use the net proceeds from the transaction to substantially eliminate its outstanding debt and to make high return investments in its Property Management business. The Board will work with its financial advisors to determine the best use of the remaining proceeds to maximize shareholder value.

About BGSF

BGSF provides best-in-class property management resources and solutions to growing apartment and luxury communities, as well as commercial properties, and was awarded Supplier Company of the Year by the National Apartment Association in recent years. Through its exclusive and semi-exclusive agreements with some of the largest property management companies in North America, BGSF offers differentiated advantages to clients, including trained talent and unique technological platforms that maximize efficiencies in the growing residential and commercial leased property industries. For more information on the Company and its services, please visit its website at www.bgsf.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the use of proceeds of the recent sale, the execution under its Transition Services Agreement with INSPYR Solutions, the projected operational and financial performance of BGSF’s offerings of services and solutions and developments and reception of its services and solutions by client partners, and BGSF’s expectations, hopes, beliefs, intentions, plans, prospects, or strategies regarding the future revenue and the business plans of BGSF’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “endeavor,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of BGSF considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on BGSF as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting BGSF will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-

looking statements, the ability of BGSF to service or otherwise pay its debt obligations, the mix of services or solutions utilized by BGSF’s client partners and such client partners’ needs for these services or solutions, market acceptance of new offerings of services or solutions, the ability of BGSF to expand what it does for existing client partners as well as to add new client partners, whether BGSF will have sufficient capital to operate as anticipated, the impact the transaction may have on BGSF’s operations, team members, field talent, client partners, and other constituents, the demand for BGSF’s services and solutions, economic activity in BGSF’s industry and in general, and certain risks, uncertainties, and assumptions described in BGSF’s most recently filed Annual Report on Form 10-K under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. BGSF undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

CONTACTS:

Steven Hooser or Sandy Martin
Three Part Advisors
IR@BGSF.com 214.872.2710 or 214.616.2207

SOURCE: BGSF, INC.